SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 23, 1999
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                           AvTel Communications, Inc.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-27580
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        Delaware                                                 87-0378021
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


501 Bath Street, Santa Barbara, California  93101
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-884-6300
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(Former Name or Former Address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT





ITEM 5.  OTHER EVENTS

Private Equity Line of Credit Agreement

         On April 23, 1999, the Registrant entered into a Private Equity Line of Credit Agreement (the "Equity Agreement") with Cambois Finance, Inc., a British Virgin Islands corporation (the "Investor"). Pursuant to the Equity Agreement, the Investor, subject to certain significant conditions, agreed to purchase up to $13,500,000 of the Registrant's Common Stock (the "Common Stock") over three years, as, when and if shares are put to the Investor by the Registrant. The actual number of shares that may be issued by the Registrant under the Equity Agreement is limited to 2,103,939 shares, unless and until the Registrant obtains approval of the Equity Agreement from its stockholders pursuant to the applicable corporate governance rules of The Nasdaq Stock Market.

         The Registrant's ability to require the Investor to purchase Common Stock is subject to a number of significant conditions, including the continued effectiveness of the Registration Statement described below. There can be no assurance that the Investor will be able to purchase Common Stock when and as required by the Registrant under the Equity Agreement.

         The Registrant may put shares to the Investor in amounts ranging from $75,000 up to $2,000,000 (varying with the Common Stock's trading price and volume) every 15 trading days. The purchase price for the shares put to the Investor will be 89% of the lowest closing bid price for the Common Stock on The Nasdaq SmallCap Market during the five trading days preceding the delivery of the put notice to the Investor by the Registrant. The Registrant may not put shares to the Investor unless the lowest closing bid price during such five trading day period is in excess of $2.25 per share. The closing bid price for the Common Stock on April 30, 1999, was $5.625 per share.

         In connection with the Equity Agreement, the Registrant and the Investor entered into a Registration Rights Agreement (the "Registration Rights Agreement") that requires the Registrant to file, and obtain and maintain the effectiveness of, a Registration Statement on Form S-1 with the Commission in order to register the sale and public resale of shares of the Common Stock acquired by the Investor under the Equity Agreement (the "Registration Statement"). The Investor will be named as an underwriter in such Registration Statement. The Investor will also be subject to certain restrictions on short selling of the Common Stock and certain "blackout" periods on its ability to resell Common Stock under the Registration Statement. If the Registration Statement has not been declared effective by October 30, 1999, the Investor's

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obligation to purchase Common Stock under the Equity  Agreement shall terminate, and the Registrant will be required to pay the Investor $25,000 in liquidated damages.

         The Registrant has issued 3,000 shares of Common Stock to Trinity Capital Advisors, Inc. and is required to pay four percent of all proceeds actually received by the Registrant under the Equity Agreement to Trinity Capital Advisors, Inc. as compensation for arranging the transactions set forth in the Equity Agreement.

         Copies of the Equity Agreement and the Registration Rights Agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by this reference.



Appointment of Chief Financial Officer

         Effective May 1, 1999, Michael Ussery, CPA, became the Registrant's Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     C.   EXHIBITS.

     Exhibit 10.1 Private Equity Line of Credit  Agreement dated as of April 23,
                  1999, between the Registrant and Cambois Finance, Inc.

     Exhibit 10.2 Registration  Rights  Agreement  dated as of April 23,  1999, between the Registrant and Cambois Finance, Inc.


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                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     AVTEL COMMUNICATIONS, INC.



                                     By:      /S/ ANTHONY E. PAPA

                                         --------------------------------------
                                                  Anthony E. Papa

                                                  Chief Executive Officer





Date: May 3, 1999

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                                  EXHIBIT INDEX



         Exhibit 10.1 Private Equity Line of Credit Agreement dated as of April 23, 1999, between the Registrant and Cambois Finance, Inc.

         Exhibit 10.2 Registration Rights Agreement dated as of April 23, 1999, between the Registrant and Cambois Finance, Inc.